THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

                      WARRANT TO PURCHASE 1,000,000 SHARES
                             OF THE COMMON STOCK OF
                         DIGITAL LIFESTYLES GROUP, INC.

WARRANT NO.: 2004-WCC1                      DATE OF ISSUANCE: SEPTEMBER 9, 2004

         This certifies that WESTECH CAPITAL CORPORATION, or its permitted assigns (each individually, a "HOLDER") in exchange for $100.00 in cash paid to the Company, receipt of which is acknowledged by the Company, shall be entitled to purchase from Digital Lifestyles Group, Inc., a Delaware corporation (the "COMPANY"), having its principal place of business at 1001 S. Capital of Texas Highway, Building I, Suite 200, Austin, Texas 78746, a maximum of One Million (1,000,000) fully paid and nonassessable shares of the Company's common stock, par value $0.03 per share ("COMMON STOCK"), for a purchase price equal to $0.475 per share (the "EXERCISE PRICE") at any time, or from time to time, up to and including 5:00 p.m., Central Standard time on September 9, 2012 (the "EXPIRATION DATE"), upon (i) the surrender to the Company at its principal place of business (or at such other location as the Company may advise the Holder in writing) of this Warrant and a Form of Subscription in substantially the form attached hereto duly completed and executed and, (ii) if applicable, payment in cash or by check or other consideration permitted pursuant to Section 1(b) hereof of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised, determined in accordance with the provisions hereof. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 3 hereof.

         This Warrant is subject to the following terms and conditions:

1.       EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         (a) General. This Warrant is exercisable at the option of the Holder of record hereof, at any time or from time to time up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which (i) this Warrant shall have been surrendered, properly endorsed, (ii) the completed, executed Form of Subscription shall have been surrendered, and (iii) payment shall have been made to the Company for such shares, in each case, at the Company's address set forth above (or at such other location as the Company may advise the Holder in writing). Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised, and in any event, within ten (10) days of such exercise. In case of a purchase of less than all the shares that may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase, to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of the Holder.

         (b) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

         Where:

                  X = the number of shares of Common Stock to be issued to the Holder;

                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation);

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation); and

                  B = Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, "FAIR MARKET VALUE" shall mean with respect to the Common Stock on any date in question the average of the closing sales prices per share of the Common Stock for the previous fifteen (15) consecutive trading days (i) on the principal securities exchange or trading market where the Common Stock is listed or traded or, if the foregoing does not apply, (ii) in the over-the-counter market on the electronic bulletin board for the Common Stock or, if, and only if, no trading price is reported for the Common Stock, then (iii) its fair market value shall be as determined, in good faith by the board of directors of the Company.

         (c) Common Stock Legend. Upon any exercise of the Warrants, certificates representing the shares of Common Stock shall bear a restrictive legend substantially identical to that set forth on the face of this Warrant.

2.       SHARES TO BE FULLY PAID; RESERVATION OF SHARES.

         The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duty authorized, validly issued, fully paid and nonassessable and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise.

3.       ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

         The Exercise Price and the number of shares (or amount of other securities or property) purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. This Section shall not require an adjustment to the Exercise Price in connection with any dividends paid in cash or upon any sale of shares of Common Stock for a per share price that is less than the Exercise Price.

         (a) Subdivision or Combination of Stock. If the Company shall effect a stock dividend or stock split or subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such stock dividend, stock split or subdivision shall be proportionately reduced, and conversely, if the Company shall effect a reverse stock split or combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such reverse stock split or combination shall be proportionately increased. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (b) Dividends in Common Stock, Other Stock, Property, Reclassification. If the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                  (i) Common Stock or any shares of stock or other securities that are directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than shares of Common Stock issued as a stock dividend, stock split or subdivision, adjustments in respect of which shall be covered by the terms of Section 3(a) above),

                  (ii) any cash paid or payable otherwise than as a cash dividend (other than a liquidation or dissolution, which shall be covered by the terms of Section 3(d) below), or

                  (iii) additional shares of Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, reorganization, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock dividend, stock split or subdivision, adjustments in respect of which shall be covered by the terms of Section 3(a) above), then, and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable upon such exercise, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

         (c) Reorganization, Reclassification, Consolidation, Merger or Sale. If any reclassification, recapitalization or reorganization, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other similar transaction, shall be effected in such a way that holders of Common Stock shall be entitled to receive, with respect to or in exchange for their shares of Common Stock, securities or other assets or property (an "ORGANIC CHANGE") and the Company is the resulting or surviving corporation of such Organic Change, then, as a condition of such Organic Change, provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company purchasable and receivable upon the exercise of this Warrant immediately prior to such Organic Change) such shares of stock, securities or other assets or property as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of outstanding shares of such Common Stock purchasable and receivable upon the exercise of this Warrant immediately prior to such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares (or amount of stock, other securities or property) purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or property thereafter deliverable upon the exercise hereof. In the event of any Organic Change pursuant to which the Company is not the surviving or resulting corporation, prior to the consummation thereof, the corporation resulting from such Organic Change or the corporation purchasing such assets shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

         (d) Liquidation or Dissolution. In the event of a proposed dissolution or liquidation of the Company, this Warrant will terminate immediately prior to the consummation of such proposed action, so long as the Company has delivered the notice required by Section 3(f)(iv) below.

         (e) Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares or other securities or property available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares or other securities or property as the Holder have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

         (f)      Notices of Change.

                  (i) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment,

                  (ii) The Company shall give written notice to the Holder at least ten (10) business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions,

                  (iii) The Company shall also give written notice to the Holder at least ten (10) business days prior to the date on which an Organic Change shall take place, and

                  (iv) The Company shall give written notice to the Holder at least ten (10) business days prior to the effective date of any proposed liquidation or dissolution of the Company.

         (g) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

         (h) Adjustments. Notwithstanding any provision of this Section 3, no adjustment of the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments that by reason of this
Section 3(h) are not required to be made shall be carried forward and taken into account for purposes of any subsequent adjustment.

4.       REGISTRATION RIGHTS.

         Shares of Common Stock issued upon exercise of this Warrant shall be registrable and subject to the terms of that certain Registration Rights Agreement dated as of date hereof by and among the Company and various purchasers, by which the Company has agreed to file a registration statement for the resale of the shares of Common Stock.

5.       ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

6.       NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.

         Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except as provided herein, no dividends or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

7.       REPRESENTATIONS AND COVENANTS OF THE HOLDER.

         This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

         (a) Investment Purpose. The Holder is purchasing the Warrant for the Holder's own account, or for one or more investor accounts for which the Holder is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and state securities laws.

         (b) Private Issue. The Holder understands (i) that the issuance of this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 7.

         (c) Accredited Investor. Holder is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

8.       TRANSFER; DIVISION AND COMBINATION.

         (a) Transfer Restricted. This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided in the legend hereon and in accordance with and subject to provisions of (i) all applicable state securities laws, and (ii) the Securities Act, and the rules and regulations promulgated thereunder. Any purported transfer or assignment made other than in accordance with this Section 8 shall be null and void and of no force and effect.

         (b) Assignment. Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal place of business as set forth above with a Form of Assignment in substantially the form attached hereto duly completed and executed and funds sufficient to pay any transfer tax, if any. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment in the amount so assigned and this Warrant shall be promptly canceled; provided, however, that in the event that Holder hereof shall assign or transfer less thank the full amount of this Warrant, a new Warrant evidencing the remaining portion of this Warrant not so assigned or transferred shall be issued in the name of the Holder.

         (c) Division and Combination. This Warrant may divided or combined with other Warrants upon presentation and surrender hereof at the principal place of business of the Company as set forth above, together with a written notice specifying the names and denominations in which new Warrants are to be issued signed by the Holder. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants of like tenor in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         (d) Non-Interference. The Company shall not close its books against the transfer of this Warrant or any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

9.       REGISTER.

         The Company will maintain a register containing the names and addresses of the registered Holder of this Warrant (the "WARRANT REGISTER"). The Holder may change its address as shown on the Warrant Register at any time by giving written notice to the Company requesting such change.

10.      FRACTIONAL SHARES.

         No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

11.      MISCELLANEOUS.

         (a) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (ii) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         (b) Amendments. Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10(b) shall be binding upon the Holder, each future Holder of this Warrant, and the Company.

         (c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as on the Warrant Register or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

         (d) Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the covenants and agreements of the Company shall inure to the benefit of the permitted successors and assigns of the Holder hereof.

         (e) Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS BETWEEN RESIDENTS OF DELAWARE WHOLLY EXECUTED AND WHOLLY PERFORMED THEREIN.

         (f) Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         (g) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of issuance written above.


                                      COMPANY:

                                      DIGITAL LIFESTYLES GROUP, INC.




                                      By: /s/ Kent A. Savage
                                         --------------------------------------
                                          Name: Kent A. Savage
                                               --------------------------------
                                          Title: Chief Executive Officer
                                                 ------------------------------

ATTEST:



/s/ J. William Wilson
----------------------------------
Secretary

Accepted and Agreed to:

WESTECH CAPITAL CORPORATION




By:                                      Date:
   -------------------------------            --------------------
Name:
     -----------------------------
Title:
       ---------------------------

                                                                       EXHIBIT A

                              FORM OF SUBSCRIPTION

                                                       Date:  ____________, 200_
Digital Lifestyles Group, Inc.
1001 S. Capital of Texas Highway
Building I, Suite 210
Austin, Texas  78746

Attn: Chief Financial Officer

Ladies and Gentlemen:

__ The undersigned hereby elects to exercise the warrant issued to it by Digital Lifestyles Group, Inc. (the "COMPANY') and dated September 9, 2004 (the "WARRANT") and to purchase thereunder _______ shares of the Common Stock of the Company (the "SHARES") at a purchase price of $0.475 per Share for an aggregate purchase price of ______________Dollars ($____ ) (the "EXERCISE PRICE"). Pursuant to the terms of the Warrant, the undersigned has delivered the Exercise Price herewith in full in cash or by certified check or wire transfer.

__ The undersigned hereby elects to convert ________________percent (___%) of the value of the Warrant pursuant to the Net Exercise provisions of
         Section 1(b) of the Warrant.

In connection with the exercise of the Warrant to purchase the number of shares specified above, undersigned makes the following representations and covenants:

         1. The undersigned is an "Accredited Investor," as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         2. The undersigned is purchasing the Shares for the undersigned's own account, or for one or more investor accounts for which the undersigned is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

         3. The undersigned has had access to such financial and other information concerning the Company and the Shares that the undersigned has deemed necessary in connection with a decision to purchase the Shares, including an opportunity to ask questions of and request information from the Company.


                                    Very truly yours,




                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    EXHIBIT B

                                 ASSIGNMENT FORM

               (To assign the foregoing Warrant, execute this form
                        and supply required information.
                  Do not use this form to exercise the Warrant)

         FOR VALUE RECEIVED, __________________________________________hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. 2004- _____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                             Address                               No. of Shares








By:
   ----------------------------------------
     Name:
           --------------------------------
     Title:
            -------------------------------


Signature Guaranteed:




By:
    ---------------------------------------

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.